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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 10, 2001
                        (Date of earliest event reported)


                                   SICOR INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-18549               33-0176647
(State or other jurisdiction            (Commission           (IRS Employer
   of incorporation)                    File Number)         Identification No.)


                       19 Hughes, Irvine, California 92618
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 455-4700




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ITEM 5    OTHER EVENTS.

Pursuant to a Purchase Agreement dated October 10, 2001 among SICOR Inc. (the "Company"), Rakepoll Finance N.V. (the "Selling Stockholder") and Merrill Lynch & Co., CIBC World Markets Corp. and SG Cowen Securities Corporation, as Representatives of the several Underwriters (the "Purchase Agreement"), the Company and the Selling Stockholder sold to such Underwriters on October 16, 2001 23,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Securities"), including 3,000,000 shares pursuant to the exercise in full of the Underwriters' over allotment option. Of the 23,000,000 shares, 11,500,000 were sold by the Company and 11,500,000 by the Selling Stockholder. The Company's registration statement on Form S-3 with respect to the Securities (File No. 333-68876), as amended, filed under the Securities Act of 1933 was declared effective by the Securities and Exchange Commission on October 10, 2001. A copy of the Purchase Agreement is attached hereto as Exhibit 1.1.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      Exhibits.



         1.1 Purchase Agreement, dated as of October 10, 2001 among SICOR Inc., Rakepoll Finance N.V. and Merrill Lynch & Co., CIBC World Markets Corp. and SG Cowen Securities Corporation.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  October 16, 2001


                                                     SICOR INC.


                                                     By /s/ John W. Sayward
                                                        -----------------------
                                                            John W. Sayward
                                                       Executive Vice President,
                                                        Chief Financial Officer
                                                             and Treasurer



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                                INDEX TO EXHIBITS
                                -----------------

         Exhibit
         Number             Exhibit
         --------           -------

         1.1 Purchase Agreement, dated as of October 10, 2001 among SICOR Inc., Rakepoll Finance N.V., Merrill Lynch & Co., CIBC World Markets Corp. and SG Cowen Securities Corporation.